                                  SCHEDULE 14A

                    INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE
               SECURITIES EXCHANGE ACT OF 1934 (AMENDMENT NO.   )

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     [ ] Confidential, for Use of the Commission Only (as permitted by
         Rule 14a-6(e)(2))
     [ ] Definitive Proxy Statement
     [X] Definitive Additional Materials
     [ ] Soliciting Material Pursuant to Exchange Act Rule 14a-11 or 14a-12

                             NATIONAL-OILWELL, INC.
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                (Name of Registrant as Specified in its Charter)
                             NATIONAL-OILWELL, INC.
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                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
     [X] No fee required.
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         0-11.

     (1) Title of each class of securities to which transaction applies:

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     (2) Aggregate number of securities to which transaction applies:

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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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
                             NATIONAL-OILWELL, INC.
                              AMENDED AND RESTATED
                    STOCK AWARD AND LONG-TERM INCENTIVE PLAN

                                   AS AMENDED

                                   I. PURPOSE

   The purpose of the National-Oilwell, Inc. (formerly NOW Holdings, Inc.) Stock Award and Long-Term Incentive Plan (the "Plan") is to provide a means whereby National-Oilwell, Inc. (formerly NOW Holdings, Inc.) a Delaware corporation (the "Company"), and its Subsidiaries may attract able persons to enter the employ of the Company in key positions and to provide a means whereby those key employees upon whom the responsibilities of the successful administration and management of the Company rest, and whose present and potential contributions to the welfare of the Company are of importance, can acquire and maintain stock ownership, thereby strengthening their concern for the long-term welfare of the Company and their desire to remain in its employ. A further purpose of the Plan is to provide such key employees with additional incentive and reward opportunities designed to enhance the profitable growth of the Company over the long term. Accordingly, the Plan provides for granting Incentive Stock Options, options which do not constitute Incentive Stock Options, Stock Appreciation Rights Restricted Stock Awards, Performance Share Awards, Stock Value Equivalent Awards, or any combination of the foregoing, as is best suited to the circumstances of the particular employee as provided herein

                                 II. DEFINITIONS

   The following definitions shall be applicable throughout the Plan unless specifically modified by any paragraph:

   (a) "AWARD" means, individually or collectively, any Option, Stock Appreciation Right, Restricted Stock Award, Performance Share Award or Stock Value Equivalent Award.

   (b) "BOARD" means the Board of Directors of National-Oilwell, Inc.

   (c) "CODE" means the Internal Revenue Code of 1986, as amended. Reference in the Plan to any section of the Code shall be deemed to include any amendments or successor provisions to such section and any regulations under such section.

   (d) "COMMITTEE" means the committee selected by the Board to administer the Plan in accordance with Paragraph (a) of Article IV of the Plan.

   (e) "COMMON STOCK" means the common stock, par value $0.01 per share, of National-Oilwell, Inc.

   (f) "COMPANY" means National-Oilwell, Inc.

   (g) "FAIR MARKET VALUE" means the last reported sale price on the New York Stock Exchange or such other national securities exchange (or the Nasdaq National Market) which constitutes the principal trading market for the Common Stock, on the relevant date or, if there were no trades on that date the latest preceding date upon which a sale was reported.

   (h) "FINAL STOCK AWARD" means an award granted under Article XII of the Plan.

   (i) "HOLDER" means an employee or consultant of the Company, a Parent Corporation or a Subsidiary (or his guardian or legal representative) who has been granted an Award.

   (j) "INCENTIVE STOCK OPTION" means an option within the meaning of section 422 of the Code to purchase Common Stock.

   (k) "NONQUALIFIED OPTION" means an option to purchase Common Stock which is not an Incentive Stock Option.

   (l) "OPTION" means an Award granted under Article VII of the Plan and includes both Incentive Stock Options and Nonqualified Options.

   (m) "OPTION AGREEMENT" means a written agreement between the Company and an employee with respect to an Option.

   (n) "OPTIONEE" means a consultant or an employee who has been granted an Option.

   (o) "PARENT CORPORATION" shall have the meaning set forth in section 424(e) of the Code.

   (p) "PERFORMANCE SHARE AWARD" means an Award granted under Article X of the Plan.

   (q) "PLAN" means the National-Oilwell, Inc. Stock Award and Long-Term Incentive Plan, as amended and restated.

   (r) "RESTRICTED STOCK AWARD" means an Award granted under Article IX of the Plan.

   (s) "SPREAD" means, in the case of a Stock Appreciation Right, an amount equal to the excess, if any, of the Fair Market Value of a share of Common Stock on the date such right is exercised over the exercise price of such Stock Appreciation Right.

   (t) "STOCK APPRECIATION RIGHT" means an Award granted under Article VIII of the Plan.

   (u) "STOCK APPRECIATION RIGHTS AGREEMENT" means a written agreement between the Company and an employee with respect to an Award of Stock Appreciation Rights.

   (v) "STOCK VALUE EQUIVALENT AWARD" means an Award granted under Article XI of the Plan.

   (w) "SUBSIDIARY" means a company (whether a corporation, partnership, joint venture or other form of entity) in which the Company, or a corporation in which the Company owns a majority of the shares of capital stock or equity interests, directly or indirectly, except that with respect to the issuance of Incentive Stock Options the term "Subsidiary" shall have the same meaning as the term "subsidiary corporation" as defined in section 424(f) of the Code.

                  III. EFFECTIVE DATE AND DURATION OF THE PLAN

   The Plan shall be effective upon the date of its adoption by the Board, provided the Plan is approved by the stockholders of the Company within twelve months thereafter. Notwithstanding any provision of the Plan or in any Option Agreement or Stock Appreciation Rights Agreement, no Option or Stock Appreciation Right shall be exercisable prior to such stockholder approval. No further Awards may be granted under the Plan after ten years from the date the Plan is adopted by the Board. Subject to the provisions of Article XIII, the Plan shall remain in effect until all Options and Stock Appreciation Rights granted under the Plan have been exercised or expired by reason of lapse of time, all restrictions imposed upon Restricted Stock Awards have lapsed and all Performance Share Awards and Stock Value Equivalent Awards have been satisfied.

                               IV. ADMINISTRATION

   (a) COMPOSITION OF COMMITTEE. The Plan shall be administered and interpreted by the Committee. The Committee shall consist of two or more persons appointed by the Board, all of whom shall be "outside directors" as defined under section 162(m) of the Code and related Treasury regulations.

   (b) POWERS. The Committee shall have sole authority, in its discretion, to determine which employees or consultants of the Company and its Subsidiaries shall receive an Award, the time or times when such Award shall be made and the duration of any applicable exercise or restriction period, including the criteria for exercisability and the acceleration of exercisability, whether an Incentive Stock Option, Nonqualified Option or Stock Appreciation Right shall be granted, the number of shares of Common Stock which may be issued under each Option, Stock Appreciation Right and Restricted Stock Award, and the value of each Performance Share Award and Stock Value Equivalent Award. In making such determinations the Committee may take into account the nature of the services rendered by the respective employees, their present and potential contribution to the Company's success and such other factors as the Committee in its discretion shall deem relevant.

   (c) ADDITIONAL POWERS. The Committee shall have such additional powers as are delegated to it by the other provisions of the Plan. Subject to the express provisions of the Plan, the Committee is authorized to construe the Plan and the respective agreements executed thereunder, to prescribe such rules and regulations relating to the Plan as it may deem advisable to carry out the Plan, and to determine the terms, restrictions and provisions of each Award, including such terms, restrictions and provisions as shall be requisite in the judgment of the Committee to cause designated Options to quality as Incentive Stock Options, and to make all other determinations necessary or advisable for administering the Plan. The Committee may correct any defect or supply any omission or reconcile any inconsistency in any agreement relating to an Award in the manner and to the extent it shall deem expedient to carry it into effect. The determinations of the Committee on the matters referred to in this Article IV shall be final and binding for all purposes and upon all interested persons and their heirs, successors and personal representatives.

                 V. GRANT OF OPTIONS, STOCK APPRECIATION RIGHTS,
                 RESTRICTED STOCK AWARDS, PERFORMANCE SHARE
                 AWARDS AND STOCK VALUE EQUIVALENT AWARDS;
                 SHARES SUBJECT TO THE PLAN


   (a) AWARD LIMITS. The Committee may from time to time grant Awards to one or more employees or consultants determined by it to be eligible for participation in the Plan in accordance with the provisions of Article VI. The aggregate number of shares of Common Stock that may be issued under the Plan shall not exceed 6,382,606 shares. During the term of the Plan, the maximum aggregate number of shares of Common Stock that shall be subject to Awards under the Plan to any individual shall not exceed one-half of the aggregate limitation for the Plan specified in the preceding sentence. Any of such shares which remain unissued and which are not subject to outstanding Awards at the termination of the Plan shall cease to be subject to the Plan, but, until termination of the Plan, the Company shall at all times reserve a sufficient number of shares to meet the requirements of the Plan. Shares shall be deemed to have been issued under the Plan only to the extent actually issued and delivered pursuant to an Award. To the extent that an

Award lapses or the rights of its Holder terminate any shares of Common Stock subject to such Award shall again be available for the grant of an Award. The aggregate number of shares which may be issued under the Plan shall be subject to adjustment in the same manner as provided in Article XIII with respect to shares of Common Stock subject to Options then outstanding. Separate stock certificates shall be issued by the Company for those shares acquired pursuant to the exercise of an Incentive Stock Option and for those shares acquired pursuant to the exercise of a Nonqualified Option.

   (b) STOCK OFFERED. The stock to be offered pursuant to the grant of an Award may be authorized but unissued Common Stock or Common Stock previously issued and outstanding and, reacquired by the Company.

                                 VI. ELIGIBILITY

   Awards made pursuant to the Plan may be granted only to individuals who, at the time of grant, are key employees or directors of the Company or any Parent Corporation or Subsidiary of the Company. Awards may not be granted to any director of the Company who is not an employee of the Company or to any member of the Committee provided, however, that effective August 28, 1996, Awards, other than Incentive Stock Options, may be granted to directors who are not employees of the Company. Awards, other than Incentive Stock Options, may also be granted to consultants who are not employees of the Company. An Award made pursuant to the Plan may be granted on more than one occasion to the same person, and such Award may include an Incentive Stock Option, a Nonqualified Option, an Award of Stock Appreciation Rights, a Restricted Stock Award, a Performance Share Award, a Stock Value Equivalent Award or any combination thereof. Each Award shall be evidenced by a written instrument duly executed by or on behalf of the Company.

                                  VII. OPTIONS

   (a) OPTION AGREEMENT. Each Option shall be evidenced by an Option Agreement between the Company and the Optionee which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Option Agreements need not be identical. Specifically, an Option Agreement may provide for the payment of the option price, in whole or in part, by the delivery of a number of shares of Common Stock (plus cash if necessary) having a Fair Market Value equal to such option price or payment through a broker in accordance with procedures permitted by Regulation T of the Federal Reserve Board. Each Option Agreement shall provide that the Option may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Option.

   (b) OPTION PERIOD. The term of each Option shall be as specified by the Committee at the date of grant provided, however, that the term of any Incentive Stock Option shall not exceed ten years.

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   (c) LIMITATIONS ON EXERCISE OF OPTION. An Option shall be exercisable in whole or in such installments and at such times as determined by the Committee.

   (d) SPECIAL LIMITATIONS ON INCENTIVE STOCK OPTIONS. To the extent that the aggregate Fair Market Value (determined at the time the respective Incentive Stock Option is granted) of Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an individual during any calendar year under all incentive stock option plans of the Company and its Parent Corporation and Subsidiaries exceeds $100,000, such excess Incentive Stock Options shall be treated as Nonqualified Options. The Committee shall determine, in accordance with applicable provisions of the Code, Treasury Regulations and other administrative pronouncements, which of an Optionee's Incentive Stock Option will not constitute Incentive Stock Options because of such limitation and shall notify the Optionee of such determination as soon as practicable after such determination. No Incentive Stock Option shall be granted to an individual if, at the time the Option is granted, such individual owns stock possessing more than 10% of the total combined voting power of all classes of stock of the Company or of its Parent Corporation or a Subsidiary, within the meaning of section 422(b)(6) of the Code, unless (1) at the time such Option is granted the option price is at least 110% of the Fair Market Value of the Common Stock subject to the Option and (ii) such Option by its terms is not exercisable after the expiration of five years from the date of grant.

   (e) OPTION PRICE. The purchase price of Common Stock issued under each Option shall be determined by the Committee, but such purchase price shall not be less than the Fair Market Value of Common Stock subject to the Option on the date the Option is granted.

   (f) OPTIONS AND RIGHTS IN SUBSTITUTION FOR STOCK OPTIONS GRANTED BY OTHER CORPORATIONS. Options and Stock Appreciation Rights may be granted under the Plan from time to time in substitution for stock options held by employees of corporations who become, or who became prior to the effective date of the Plan, key employees of the Company or of any Subsidiary as a result of a merger or consolidation of the employing corporation with the Company or such Subsidiary, or the acquisition by the Company or a Subsidiary of all or a portion of the assets of the employing corporation, or the acquisition by the Company or a Subsidiary of stock of the employing corporation with the result that such employing corporation becomes a Subsidiary.

                         VIII. STOCK APPRECIATION RIGHTS

   (a) STOCK APPRECIATION RIGHTS. A Stock Appreciation Right is the right to receive an amount equal to the Spread with respect to a share of Common Stock upon the exercise of such Stock Appreciation Right. Stock Appreciation Rights may be granted in connection with the grant of an Option, in which case the Option Agreement will provide that exercise of Stock Appreciation Rights will result in the surrender of the right to purchase the shares under the Option as to which the Stock Appreciation Rights were exercised. Alternatively, Stock Appreciation Rights granted independently of Options in which case each Award of Stock Appreciation Rights shall be evidenced by a Stock Appreciation Rights Agreement between the Company and the Holder which shall contain such terms and conditions as may be approved by the Committee. The terms and conditions of the respective Stock Appreciation Rights Agreements need not be identical. The Spread with respect to a Stock Appreciation Right may be payable either in cash, shares of Common Stock with a Fair Market Value equal to the Spread or in a combination of cash and shares of Common Stock. Upon the exercise of any Stock Appreciation Rights granted hereunder, the number of shares reserved for issuance under the Plan shall be reduced only to the extent that shares of Common Stock are actually issued in connection with the exercise of such Stock Appreciation Right. Each Stock Appreciation Rights Agreement shall provide that the Stock Appreciation Rights may not be exercised earlier than six months from the date of grant and shall specify the effect of termination of employment on the exercisability of the Stock Appreciation Rights.

   (b) EXERCISE PRICE. The exercise price of each Stock Appreciation Right shall be determined by the Committee, but such exercise price shall not be less than the Fair Market Value of a share of Common Stock on the date the Stock Appreciation Right is granted.

   (c) EXERCISE PERIOD. The term of each Stock Appreciation Right shall be as specified by the Committee at the date of grant.

   (d) LIMITATIONS ON EXERCISE OF STOCK APPRECIATION RIGHT. A Stock Appreciation Right shall be exercisable in whole or in such installments and at such times as determined by the Committee.

                           IX. RESTRICTED STOCK AWARDS

   (a) RESTRICTION PERIOD TO BE ESTABLISHED BY THE COMMITTEE. At the time a Restricted Stock Award is made, the Committee shall establish a period of time (the "Restriction Period") applicable to such Award. Each Restricted Stock Award may have a different Restriction Period, as determined in the discretion of the Committee. The Restriction Period applicable to a particular Restricted Stock Award shall not be changed except as permitted by Paragraph (b) of this Article.

   (b) OTHER TERMS AND CONDITIONS. Common Stock awarded pursuant to a Restricted Stock Award shall be represented by a stock certificate registered in the name of the Holder of such Restricted Stock Award or, at the option of the Company, in the name of a nominee of the Company. The Holder shall have the right to receive dividends during the Restriction Period (subject to the terms of any Restricted Stock Agreement), to vote the Common Stock subject thereto and to enjoy all other stockholder rights (subject to the terms of any Restricted Stock Agreement), except that unless otherwise specified in the Restricted Stock Agreement (i) the Holder shall not be entitled to possession of the stock certificate until the Restriction Period shall have expired, (ii) at the discretion of the

Company, the Company shall retain custody of the stock during the Restriction Period, (iii) the Holder may not sell, transfer, pledge, exchange, hypothecate or otherwise dispose of the stock during the Restriction Period and (iv) a breach of the terms and conditions established by the Committee pursuant to the Restricted Stock Award shall cause a forfeiture of the Restricted Stock Award. At the time of such Award, the Committee may, in its sole discretion, prescribe additional terms, conditions or restrictions relating to Restricted Stock Awards, including, but not limited to, rules pertaining to the termination of employment (by retirement, disability, death or otherwise) of a Holder prior to expiration of the Restriction Period.

   (c) PAYMENT FOR RESTRICTED STOCK. A Holder shall be required to make such payment for Common Stock received pursuant to a Restricted Stock Award as may be required by law or as the Committee may, in its discretion, determine to charge the Holder.

   (d) MISCELLANEOUS. Nothing in this Article shall prohibit the exchange of shares issued under the Plan (whether or not then subject to a Restricted Stock Award) pursuant to a plan of reorganization for stock or securities in the Company or another corporation a party to the reorganization, but the stock or securities so received for shares then subject to the restrictions of a Restricted Stock Award shall become subject to the restrictions of such Restricted Stock Award. Any shares of stock received as a result of a stock split or stock dividend with respect to shares then subject to a Restricted Stock Award shall also become subject to the restrictions of the Restricted Stock Award.

                           X. PERFORMANCE SHARE AWARDS

   (a) PERFORMANCE PERIOD. The Committee shall establish, with respect to and at the time of each Performance Share Award, a performance period over which the performance applicable to the Performance Share Award of the Holder shall be measured.

   (b) PERFORMANCE SHARE AWARDS. Each Performance Share Award may have a maximum value established by the Committee at the time of such Award.

   (c) PERFORMANCE MEASURES. A Performance Share Award may be awarded to an employee contingent upon future performance of the employee, the Company or any Subsidiary, division or department thereof by in which he is employed during the performance period, the Fair Market Value of Common Stock or the increase thereof during the performance period, combinations thereof, or such other provisions as the Committee may determine to be appropriate. The Committee shall establish the performance measures applicable to such performance prior to the beginning of the performance period but subject to such later revisions as the Committee shall deem appropriate to reflect significant, unforeseen events or changes.

   (d) AWARDS CRITERIA. In determining the value of Performance Share Awards, the Committee may take into account an employee's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

   (e) PAYMENT. Following the end of the performance period, the Holder of a Performance Share Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Performance Share Award, if any, based on the achievement of the performance measures for such performance period, as determined by the Committee in its sole discretion. Payment of a Performance Share Award (i) may be made in cash, Common Stock or a combination thereof, as determined by the Committee in its sole discretion, (ii) shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion and
(iii) to the extent applicable, shall be based on the Fair Market Value of the Common Stock on the payment date. If a payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

   (f) TERMINATION OF EMPLOYMENT. The Committee shall determine the effect of termination of employment during the performance period on an employee's Performance Share Award.

                        XI. STOCK VALUE EQUIVALENT AWARDS

   (a) STOCK VALUE EQUIVALENT AWARDS. Stock Value Equivalent Awards are rights to receive an amount equal to the Fair Market Value of shares of Common Stock or rights to receive an amount equal to any appreciation or increase in the Fair Market Value of Common Stock over a specified period of time, which vest over a period of time as established by the Committee, without payment of any amounts by the Holder thereof (except to the extent otherwise required by law) or satisfaction of any performance criteria or objectives. Each Stock Value Equivalent Award may have a maximum value established by the Committee at the time of such Award.

   (b) AWARD PERIOD. The Committee shall establish, with respect to and at the time of each Stock Value Equivalent Award, a period over which the Award shall vest with respect to the Holder.

   (c) AWARDS CRITERIA. In determining the value of Stock Value Equivalent Awards, the Committee may take into account an employee's responsibility level, performance, potential, other Awards and such other considerations as it deems appropriate.

   (d) PAYMENT. Following the end of the determined period for a Stock Value Equivalent Award, the Holder of a Stock Value Equivalent Award shall be entitled to receive payment of an amount, not exceeding the maximum value of the Stock Value Equivalent Award, if any, based on the then vested value of the Award. Payment of a Stock Value Equivalent Award (i) shall be made in cash, (ii) shall be made in a lump sum or in installments as prescribed by the Committee in its sole discretion and (iii) shall be based on the Fair Market Value of the Common Stock on the payment date. Cash dividend equivalents may be paid during, or may be accumulated and paid at the end of, the determined period with respect to a Stock Value Equivalent Award, as determined by the Committee. If payment of cash is to be made on a deferred basis, the Committee shall establish whether interest shall be credited, the rate thereof and any other terms and conditions applicable thereto.

   (e) TERMINATION OF EMPLOYMENT. The Committee shall determine the effect of termination of employment during the applicable vesting period on an employee's Stock Value Equivalent Award.

                             XII. FINAL STOCK AWARDS

   (a) NATURE OF FINAL STOCK AWARDS. Final Stock Awards constitute the issuance as of January 17, 2001 to certain Holders of Restricted Stock Awards of one or more shares of Common Stock free and clear of any and all forfeiture restrictions or other encumbrances.

   (b) AUTOMATIC GRANT OF FINAL STOCK AWARDS. As of January 17, 2001, there shall be granted Final Stock Awards for a number of shares of Common Stock equal to the difference as of January 17, 2001 between 941,303 shares of Common Stock and the number of shares of Common Stock issued pursuant to Restricted Stock Awards granted under the Plan which have not been forfeited to the Company. Such shares of Common Stock shall be allocated to those individuals who (i) are employed by the Company or a Parent Corporation or a Subsidiary of the Company as of January 17, 2001 and (ii) who at any time were Holders of Restricted Stock Awards. An individual entitled to an allocation of a Final Stock Award pursuant to the preceding sentence shall receive a Final Stock Award for a number of shares of Common Stock equal to the total number of shares of Common Stock as to which Final Stock Awards are then being granted multiplied by a fraction, the numerator of which is the number of shares of Common Stock theretofore issued to him pursuant to his Restricted Stock Awards as to which forfeiture restrictions have lapsed and the denominator of which is the total number of shares of Common Stock theretofore issued pursuant to Restricted Stock Awards as to which forfeiture restrictions have lapsed to all individuals entitled to allocations of Final Stock Awards pursuant to the preceding sentence.

                    XIII. RECAPITALIZATION OR REORGANIZATION

   (a) Except as hereinafter otherwise provided, Options, Stock Appreciation Rights, Restricted Stock Awards, Performance Share Awards, Stock Value Equivalent Awards and any agreements evidencing such Awards shall be subject to adjustment by the Committee at its discretion as to the number and price of shares of Common Stock or other consideration subject to such Awards in the event of changes in the outstanding, Common Stock by reason of dividends payable in stock of the Company, stock splits, recapitalization, reorganizations, mergers, consolidations, combinations, exchanges or other relevant changes in capitalization occurring after the date of the grant of any such Option or Awards.

   (b) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment recapitalization, reorganization or other change in the Company's capital structure or its business, any merger or consolidation of the Company, any issue of debt or equity securities having any priority or preference with respect to or affecting Common Stock or the rights thereof, the dissolution or liquidation of the Company or any sale, lease, exchange or other disposition of all or any part of its assets or business or any other corporate act or proceeding.

   (c) The shares with respect to which Awards may be granted are shares of Common Stock as presently constituted, but if, and whenever, prior to the expiration of an Option theretofore granted, the Company shall effect a subdivision or consolidation of shares of Common Stock or the payment of a stock dividend on Common Stock payable in stock of the Company, without receipt of consideration by the Company, the number of shares of Common Stock with respect to which such Award may thereafter pertain (i) in the event of an increase in the number of outstanding shares shall be proportionately increased, and the purchase price per share shall be proportionately reduced, and (ii) in the event of a reduction in the number of outstanding shares shall be proportionately reduced, and the purchase price per share shall be proportionately increased.

   (d) If the Company recapitalizes or otherwise changes its capital structure, an Award theretofore granted shall be adjusted to reflect such recapitalization to the extent appropriate as determined by the Committee.

                    XIV. AMENDMENT OR TERMINATION OF THE PLAN

   The Board in its discretion may terminate the Plan or alter or amend the Plan or any part thereof from time to time; provided that no change in any Award theretofore granted may be made which would impair the rights of the Holder without the consent of the Holder, and provided, further, that the Board may not, without approval of the stockholders amend the Plan:

(a) to increase the aggregate number of shares of Common Stock which may be issued under the Plan, except as provided in Article XIII;

(b) to change the class of employees eligible to receive Incentive Stock Options under the Plan; or

(c) to modify materially the requirements as to eligibility for participation in the Plan if such approval is required by section 162(m) of the Code.

                                    XV. OTHER

   (a) NO RIGHT TO AN AWARD. Neither the adoption of the Plan nor any action of the Board or of the Committee shall be deemed to give an employee any right to be granted an Option, a Stock Appreciation Right, a Restricted Stock Award or a Performance Share Award or Stock Value Equivalent Award, Final Stock Award or any other rights hereunder except as may be evidenced by an Option Agreement, Stock Appreciation Rights Agreement Restricted Stock Agreement or other instrument evidencing an Award duly executed on behalf of the Company, and then only to the extent and on the terms and conditions expressly set forth therein. The Plan shall be unfunded. The Company shall not be required to establish any special or separate fund or to make any other segregation of funds or assets to assure the payment of any Award.

   (b) NO EMPLOYMENT RIGHTS CONFERRED. Nothing contained in the Plan or in any Award made hereunder shall (i) confer upon any employee any right with respect to continuation of employment with the Company or any Subsidiary or (ii) interfere in any way with the right of the Company or any Subsidiary to terminate his or her employment at any time.

   (c) OTHER LAW; WITHHOLDING. The Company shall not be obligated to issue any Common Stock pursuant to any Award granted under the Plan at any time when the offering of the shares covered by such Award has not been registered under the Securities Act of 1933 and such other state and federal laws, rules or regulations as the Company or the Committee deems applicable and, in the opinion of legal counsel for the Company, there is no exemption from the registration requirements of such laws, rules or regulations available for the issuance and sale of such shares. No fractional shares of Common Stock shall be delivered, nor shall any cash in lieu of fractional shares be paid. The Company shall have the right to deduct in connection with all Awards any taxes required by law to be withheld and to require any payments necessary to enable it to satisfy its withholding obligations. The Committee may permit the Holder of an Award to elect to surrender, or authorize the Company to withhold, shares of Common Stock (valued at their Fair Market Value on the date of surrender or withholding of such shares) in satisfaction of the Company's withholding obligation.

   (d) NO RESTRICTION ON CORPORATE ACTION. Nothing contained in the Plan shall be construed to prevent the Company or any Subsidiary from taking any corporate action which is deemed by the Company or such Subsidiary to be appropriate or in its best interest, whether or not such action would have an adverse effect on the Plan or any Award made under the Plan. No employee, beneficiary or other person shall have any claim against the Company or any Subsidiary as a result of any such action.

   (e) RESTRICTIONS ON TRANSFER. An Award shall not be transferable otherwise than by will or the laws of descent and distribution and shall be exercisable during the lifetime of the Holder only by such Holder or the Holder's guardian or legal representative. The Option Agreement, Stock Appreciation Rights Agreement, Restricted Stock Agreement or other written instrument evidencing an Award shall specify the effect of the death of the Holder on the Award.

   (f) SEVERABILITY. If any provision of this Plan or an Award shall be held illegal or invalid for any reason, said illegality or invalidity shall not affect the remaining provisions thereof, instead, each provision of the Plan or an Award shall be fully severable and shall be construed and enforced as if said illegal or invalid provision had never been included therein.

   (g) LIMITATION ON ACTIONS. Every right of action by or on behalf of the Company or by any stockholder against any past, present, or future member of the Board, the Committee, or any officer or employee of the Company arising out of or in connection with this Plan shall, regardless of the place where the action may be brought and regardless of the place of residence of any such director, Committee member, officer or employee, cease and be barred by the expiration of three years from the later of: (i) the date of the act or omission in respect of which such right of action arises or (ii) the first date upon which there has been made generally available to stockholders an annual report of the Company and a proxy statement for the annual meeting of stockholders following the issuance of such annual report, which annual report and proxy statement alone or together set forth for the related period, the amount of the allocations. In addition, any and all right of action by any employee (past, present or future) against the Company or any member of the Committee arising out of or in connection with this Plan will, regardless of the place where action may be brought and regardless of the place of residence of any Committee member, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

   (h) GOVERNING LAW. This Plan shall be governed by, and construed in accordance with, the internal laws of the State of Texas without regard to the principles of conflicts of law thereof that would require the application of the laws of any jurisdiction other than Texas, except to the extent that it implicates matters which are the subject of the General Corporation Law of the State of Delaware which matters shall be governed by the latter law.